UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 31, 2024
Evolv Technologies Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39417	84-4473840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Totten Pond Road, 4th Floor Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)
(781) 374-8100
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EVLV	The Nasdaq Stock Market
Warrants to purchase one share of Class A common stock	EVLVW	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 31, 2024, Evolv Technologies Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). At the Meeting, a total of 134,556,960 shares of Class A common stock were present in person or represented by proxy, representing approximately 85% percent of the Company’s Class A common stock outstanding as of the April 2, 2024 record date. The following are the voting results for the proposals considered and voted upon at the Meeting, each of which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2024.
Item 1 - Election of three Class III directors to serve until the Company’s annual meeting of stockholders to be held in 2027 and until their respective successors have been duly elected and qualified.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Michael Ellenbogen	84,428,823	19,333,277	30,794,860
Peter George	86,311,268	17,450,832	30,794,860
Rajan Naik	98,453,488	5,308,612	30,794,860
Item 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
129,005,680	505,821	5,045,459	0
Item 3 - Approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to provide for the exculpation of officers from breaches of fiduciary duty to the fullest extent permitted by the General Corporation Laws of the State of Delaware.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
91,647,553	10,284,228	1,830,319	30,794,860
Item 4 - Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
80,188,833	23,299,011	274,256	30,794,860
Item 5 - Approval on an advisory (non-binding) basis, of the annual frequency of future advisory (non-binding) votes to approve the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Votes ABSTAINED	Broker Non-Votes
86,070,650	2,937,772	139,163	14,614,515	30,794,860
Based on the foregoing votes, each of Michael Ellenbogen, Peter George, and Rajan Naik was elected as a Class III director, and each of Items 2 and 4 was approved. Item 3 was not approved. The stockholders approved, on an advisory (non-binding) basis, “ONE YEAR” as the frequency of future stockholder advisory votes on executive compensation. In light of these results, which are consistent with the Board’s recommendation, the Company has determined to hold an advisory (non-binding) vote on executive compensation each year until such time as the next advisory (non-binding) vote regarding the frequency of advisory (non-binding) votes on executive compensation is submitted to the Company’s stockholders.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolv Technologies Holdings, Inc.

Date: June 4, 2024	By:	/s/ Peter George
	Name:	Peter George
	Title:	Chief Executive Officer